SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2003

                            ASTEA INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                      0-26330                 23-2119058
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

      On September 16, 2003, we received a letter from The NASDAQ Stock Market, Inc. notifying us that the NASDAQ Listing Qualifications Panel has determined to continue the listing of our common stock on the NASDAQ SmallCap Market. We issued a press release on September 18, 2003, announcing this determination. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

                  Exhibit 99.1 Press release, dated September 18, 2003

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Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASTEA INTERNATIONAL INC.

Date: September 18 2003                By: /s/Zack B. Bergreen
                                           -------------------------------------
                                           Zack B. Bergreen
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number     Description
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99.1               Press Release, Dated September 18, 2003

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